UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 11, 2026

MACROGENICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		001-36112	06-1591613
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

9704 Medical Center Drive
Rockville,	Maryland	20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (301) 251-5172

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGNX	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 11, 2026, MacroGenics, Inc., a Delaware corporation (the "Company"), entered into an Asset Purchase Agreement (the "Purchase Agreement") with Bora Pharmaceuticals Co., Ltd., a company organized under the laws of Taiwan ("Bora"), and Bora Biologics USA, LLC, a Delaware limited liability company (collectively, the "Purchaser"), pursuant to which the Company agreed to sell to the Purchaser assets and current liabilities related to its GMP manufacturing operations, including its CDMO business (the "CDMO Operations") currently conducted by the Company at its manufacturing facility located at 9704 Medical Center Drive, Rockville, Maryland and related warehouse operations located at 4735 Arcadia Drive, Frederick, Maryland (excluding all research and related assets and operations of the Company) (the "Transaction").

Pursuant to the Purchase Agreement, following the satisfaction or waiver of all closing conditions, the Purchaser will pay the Company $122.5 million in cash at closing for the CDMO Operations, subject to customary adjustments, including for working capital and indebtedness. Additionally, the Purchase Agreement provides for up to $5 million of potential additional post-closing cash payments to the Company upon achievement of certain manufacturing milestones by the CDMO Operations and professional development program services to be performed by the CDMO Operations in 2027 and 2028.

In addition, at the closing of the Transaction it is contemplated that the Company will enter into certain customary ancillary agreements, including (i) a manufacturing and supply agreement, pursuant to which the Purchaser will be required to provide certain clinical manufacturing and supply services to the Company, (ii) a transition services agreement, pursuant to which the Purchaser and the Company will provide certain customary transition services to each other for a stated period following the closing, and (iii) a sublease agreement, pursuant to which a portion of the Company's facility located at 9704 Medical Center Drive, Rockville, Maryland will be subleased by Bora to the Company for a period of time. The closing of the Transaction is subject to customary closing conditions.

The Purchase Agreement has been approved by the Boards of Directors of the Company and Bora. The Transaction is expected to close in the third quarter.

The foregoing description of the Purchase Agreement and the Transaction is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On May 11, 2026, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding the proposed Transaction, the expected timing of the closing of the Transaction, the satisfaction of the closing conditions to the Transaction, the expected benefits of the Transaction to the Company and its stockholders, the Company's post-closing manufacturing relationship with the Purchaser, the Company's expected use of proceeds from the Transaction, and the parties' entry into the ancillary agreements contemplated by the Purchase Agreement. Words such as "anticipate," "believe," "expect," "intend," "may," "plan," "project," "will," "would," "should," "could," "estimate," and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are based on the Company's current expectations, estimates, projections, and assumptions and involve known and unknown risks, uncertainties, and other factors that could cause actual results, performance, or achievements to differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties, and other factors include, among others: (i) the risk that one or more of the closing conditions to the Transaction may not be satisfied or waived, on a timely basis or at all, including the risk that any required landlord consents or other third-party consents are not obtained; (ii) the risk that the Transaction may not be completed on the timeline currently expected, or at all, or on the terms currently contemplated; (iii) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Purchase Agreement; (iv) the effect of the announcement, pendency, or consummation of the Transaction on the Company's business, operating results, employees, customers, suppliers, and other business relationships, including the CDMO Operations; (v) risks related to the transition of the CDMO Operations to the Purchaser, including the diversion of management's attention from the Company's ongoing business operations; (vi) risks related to the Company's post-closing manufacturing arrangements with the Purchaser, including under the manufacturing and supply agreement and the transition services agreement; (vii) the possibility that the anticipated benefits of the Transaction, including that the additional post-closing cash payments may not be earned or received, in whole or in part; (viii) the costs and expenses associated with the Transaction; (ix) potential litigation relating to the Transaction; and (x) the other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission, including those set forth under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or otherwise, except as may be required by applicable law. Readers are cautioned not to place undue reliance on any forward-looking statements contained in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1	Asset Purchase Agreement, dated as of May 11, 2026, by and between MacroGenics, Inc. and Bora Pharmaceuticals Co., Ltd. and Bora Biologics USA, LLC, a Delaware limited liability company
99.1	Press Release dated May 11, 2026
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2026	MACROGENICS, INC.
By: /s/ Jeffrey Peters Jeffrey Peters Senior Vice President and General Counsel